SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report: April 15, 1997
                        (Date of Earliest event reported)


                         *******************************


                             MEDIZONE CANADA LIMITED
                             -----------------------

             (Exact name of Registrant as specified in its charter)




  Utah                              33-16757-D                    87-0431771
  ----                              ----------                    ----------
State of                          Commission                    IRS Taxpayer
Incorporation                     Registration No.              I.D. Number




            123 East 54th Street, Suite 7B, New York, New York 10022
            --------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303







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Item 5.           Other Events.




     Medizone Canada Limited (the "Registrant") did not file its Annual Report on Form 10-K for the period ended December 31, 1996 on April 15, 1996, as required pursuant to Rule 12b-25 promulgated under the Securities and Exchange Act of 1934. On March 31, 1996, the Registrant had filed the textual portion of its Form 10-K, which omitted the financial statements and other financial information required to be included in that report, together with a Form 12b-25 which stated, as the reason for the incomplete filing, that the Registrant was without the financial resources to retain its accountant so as to complete the Registrant's annual audit in a timely manner. As of the date of this current report, the Registrant continues to be without the financial resources to retain its accountants. While the Registrant continues to seek these funds, it cannot state with certainty when or if it will acquire the funds required to retain its accountants.

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        April 16, 1997

                                                         MEDIZONE CANADA LIMITED



                                                         By: s/Joseph S. Latino
                                                              Joseph S. Latino
                                                              President


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